Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the heading “Experts” in the registration statement on Form F-3 (No. 333-273103).

/s/ KPMG LLP

London, United Kingdom

March 18, 2024